UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ⌧

Filed by a Party other than the Registrant  ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

RLI CORP.

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! You invested in RLI CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2025. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V64272-P24549 RLI CORP. 9025 NORTH LINDBERGH DRIVE PEORIA, IL 61615 2025 Annual Meeting Vote by May 12, 2025 11:59 PM ET. For shares held in a Plan, vote by May 8, 2025 11:59 PM ET. RLI CORP. Get informed before you vote View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 13, 2025 11:30 AM CDT Virtually at: www.virtualshareholdermeeting.com/rli2025

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V64273-P24549 1. Election of Directors Nominees: 1a. Michael E. Angelina For 1b. David B. Duclos For 1c. Susan S. Fleming For 1d. Jordan W. Graham For 1e. Clark C. Kellogg For 1f. Craig W. Kliethermes For 1g. Paul B. Medini For 1h. Robert P. Restrepo For 1i. Debbie S. Roberts For 1j. Michael J. Stone For 2. Non-Binding, Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (the “Say-on-Pay” vote). For 3. Ratification of the Selection of Independent Registered Public Accounting Firm. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.